THE MAINSTAY FUNDS

MainStay Institutional Bond Fund
MainStay Principal Preservation Fund

Supplement dated September 10, 2007 ("Supplement")
to the Prospectus dated September 10, 2007 ("Prospectus")

This Supplement updates certain information contained in the above-dated Prospectus for the funds named above (the "Funds"), each a series of The MainStay Funds. You may obtain a copy of the Funds' Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Fund's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Closure of Funds to New Investors

The Funds are currently closed to all new investors. The Funds will open for new investors following the completion of the following proposed reorganizations with certain series of McMorgan Funds:

●	a reorganization of McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund with and into MainStay Institutional Bond Fund; and

●	a reorganization of McMorgan Principal Preservation Fund with and into MainStay Principal Preservation Fund.

If approved by the shareholders of these McMorgan Funds, the proposed reorganizations are expected to take place on or about November 27, 2007.

Please Retain This Supplement For Your Future Reference.